Stifel Financial Corp. March 2016 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and twelve months ended December 31, 2015. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Market Overview

Market Overview Note: Volumes are in million $, except trading volumes which are in million shares. 1Q15 data as of 3/18/16. ¹1Q16 underwriting volumes and M&A data assumes a full quarter run rate based on data through 3/18/16. Source: Dealogic, SIFMA, Bloomberg, Strategic Insight Simfund and KBW Research.

Our Strategy

Strategic Vision To build a premier wealth management and investment banking firm 2,891 financial advisors in over 360 branches with more than $200B in client assets Private Client Asset Management Bank $24B in total assets managed through various strategies Equities Sales + Trading $7.3B in assets funded by client deposits Global Wealth Management Institutional Fixed Income Sales + Trading Investment Banking Research Experienced sales force with extensive distribution capabilities Comprehensive platform including research, strategy and DCM teams Over 350 professionals with extensive experience across all products and industry verticals Largest research platform with over 1,450 U.S. and 290 European stocks covered

A History of Growth 2005 Legg Mason’s Capital Markets Division Acquired 2008 Butler Wick 2009 56 UBS Private Client Branches Acquired 2010 Thomas Weisel Partners 2007 Ryan Beck Acquisition Stifel Bank & Trust 2011 Stone & Youngberg 21% CAGR 2012 Miller Buckfire 2013 Knight Capital Group’s Fixed Income Division 2014 De La Rosa, Oriel Securities, 1919 Investment Counsel, Merchant Capital 2013 Keefe, Bruyette & Woods Acquisition 2013 Acacia Bank & Ziegler Lotsoff 2015 Barclays Wealth & Investment Management, Sterne Agee, Sidoti Joint Venture, Leumi Partners Collaboration Agreement As of 3/11/16. 2016 Eaton Partners ISM Capital

Balance Sheet Growth $ in millions Stifel has resumed growth and has the potential to further leverage existing capital base

Acquisition Philosophy and Updates

Acquisition Philosophy Acquisition Philosophy Strategic combinations need to be accretive to: Shareholders Expected revenue and EPS growth in a reasonable timeframe Financial metrics: Ascertain our view of enterprise value Determine the split of value between shareholders and employees Capitalize purchase price to shareholders in excess of assets acquired (i.e. Goodwill, typically tax deductible) Expense as compensation amount of enterprise value paid to employees (usually stock based grants to employees) Structure transaction to accelerate tax benefits Take merger charges for non comp expense redundancies Run ongoing enhanced payouts to employees (typically broker notes or stock grants) through GAAP expense Associates Add additional capabilities and new geographies Clients Be more relevant and expand product offerings New partners Retain authority coupled with the stability of Stifel’s size and scale

$147 million total pre-tax investment, as follows: Non-GAAP charges, including stock-based compensation, assumed legacy broker notes, and integration expenses Goodwill in excess of net assets acquired $100 million total NPV after-tax investment Newly issued Stifel broker note amortization will be included in the non-GAAP return analysis Barclays Overview Transaction Overview Financial Projections Return Analysis (Non-GAAP) $1.2 billion in bank assets and $0.9 million in margin loans $2.1 billion in total assets Equity required to support the business of $190 million Minimum tier 1 leverage capital of 7.5% plus goodwill Balance Sheet Acquired Revenue range of $160-$190 million Pre-tax margins of 20% - 25% (inclusive of amortization on newly issued Stifel broker notes) Non-GAAP charges: $13 million $78 million $24 million $115 million pre-tax Return on investment (after-tax) of 19% - 29% Return on equity of 10% - 15% $115 million $32 million

Non-GAAP Deal Integration Expenses

Stifel Overview

Stifel – Premier Investment Bank and Wealth Management Firm Largest U.S. equity research platform Broad product portfolio & industry expertise Stifel at a Glance Non-GAAP Net Revenue - $2,335 million (2015) Global Wealth Management (GWM) Net Revenue - $1,377 million (2015) Private Client Stifel Bank & Trust Margin and Securities-based Lending Asset Management Institutional Group (IG) Net Revenue - $976 million (2015) Equity & Fixed Income Capital Raising M&A Advisory / Restructuring Institutional Equity and Fixed Income Brokerage Independent Research Low leverage (4.0x) (1) (2), $2.5 billion stockholders’ equity (2) and $2.2 billion market capitalization (3) 32% Insider ownership aligns employees' interests with other shareholders (4) Over 7,100 associates(2) Balanced business mix (59% GWM / 41% IG) (2015 net revenues) National presence with over 2,800 financial advisors(2) Largest U.S. equity research platforms with 1,500 stocks under coverage(3) Broad investment banking and institutional sales and trading capabilities – domestic and international Assets / equity (as adjusted). As of 12/31/2015. As of 3/4/2016. Insider ownership percentage includes all fully diluted shares, units outstanding and options outstanding, as of 11/11/2015.

Leading broker-dealer providing wealth management and institutional services to consumers and companies

STIFEL

Stifel's Differentiated Value Proposition: Growth, Scale and Stability

Bulge Bracket

- ☑ Size / scale
- ☑ Large distribution
- ☑ Trading
- ☑ Retail

Issues

- ☒ Lack of focus
- ☒ Banker turnover
- ☒ Lack of commitment
- ☒ Research indifference
- ☒ Lack of growth investors

STIFEL

- ☑ Size / scale
- ☑ Firm focus
- ☑ Stability (financial & personnel)
- ☑ Large distribution
- ☑ Trading
- ☑ Outstanding research
- ☑ Retail

Boutique

- ☑ Firm focus
- ☑ Good research
- ☑ Growth investor access

Issues

- ☒ Financial / firm stability
- ☒ Trading support
- ☒ Few with retail

Institutional

- ***LARGEST*** provider of U.S. equity research
- ***2nd LARGEST*** Equity trading platform in the U.S. outside of the Bulge Bracket firms(1)
- ***FULL SERVICE*** investment banking with expertise across products and industry sectors
- ***ACCESS TO*** top ten private client platform

Wealth Management

#6 Largest Retail Brokerage Network(2)

Rank	Firm	Brokers
1	Bank of America Merrill Lynch	19,417
2	Morgan Stanley Wealth Management	16,316
3	Wells Fargo Securities	15,212
4	UBS	7,119
5	Raymond James	5,700
6	Stifel	2,891
7	RBC Capital Markets	2,000
8	JPMorgan	1,506
9	Oppenheimer & Co Inc	1,390
10	Janney Montgomery Scott	738

(1) Based on 2014 U.S. trading volume per Bloomberg.
(2) Source: SIFMA and publicly available information for U.S. brokerage networks. Includes investment banks only. Stifel figures do not reflect pending Barclays transaction.

15

Well-diversified, low risk business model with balanced retail and institutional exposure Unburdened by capital constraints Low leverage business model and conservative risk management Limited balance sheet risk Stable wealth management business is augmented by profitable and growing institutional business Drive revenue synergies by leveraging the wealth management and institutional business Net Revenues 2014 2015 Non-GAAP Operating Contribution 2014 2015 Balanced business model facilitates growth in all market environments Note: Net revenues and operating contribution percentages excludes the Other segment.

CAGR reflects years 2006 through 2015. Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010). CAGR: 18% CAGR: 24% Non-GAAP Net Revenues ($MM)(1) Non-GAAP Net Income ($MM)(1) Total Equity ($MM) (1) Total Client Assets(1) ($BN) Book Value Per Share(1) (2) CAGR: 20% CAGR: 19% CAGR: 31% A Stable Track Record Through Multiple Business Cycles Financial Crisis Financial Crisis

Global Wealth Management

Includes Independent Contractors. Global Wealth Management (GWM) Provides Securities Brokerage Services and Stifel Bank Products Net Revenues ($MM) Operating Contribution ($MM) Overview National Presence Grown from 600+ financial advisors in 2005 to over 2,800(1) financial advisors currently Proven organic growth and acquirer of private client business Strategy of recruiting experienced advisors with established client relationships Expanding U.S. footprint

Building Scale and Capabilities into a $1.4B Revenue Segment… Private Client – 350 financial advisors and support Revenue production has exceeded expectations October 2009 Bank holding company Grown assets from ~ $100M to $7.3B April 2007 Private Client – 75 financial advisors Public Finance December 2008 56 UBS Branches Private Client – 400 financial advisors Capital Markets February 2007 Asset Management Over $4 billion in assets November 2013 One-branch community bank; 95% of loan portfolio sold in 3Q15 October 2013 Customized investment advisory and trust services November 2014 Private Client Asset Management Bank ~100 advisors managing over $20B in AUM December 2015

Includes Independent Contractors. Key Operating Metrics Accounts Financial Advisors(1) Total Client Assets ($MM) Branches GWM - Private Client Group

GWM - Stifel Bank & Trust Investment Portfolio(2) Loan Portfolio(3) (Gross) Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007 Stifel Financial became a bank holding company and financial services holding company Balance sheet growth with low-risk assets Funded by Stifel Nicolaus client deposits Maintain high levels of liquidity Overview Key Statistics (12/31/15) Interest Earnings Assets(1) Note: Data as of 12/31/15. Average interest earning assets as of 12/31/15. Non-agency MBS makes up less than 1% of Investment Portfolio. Other includes construction and land, consumer loans, and home equity lines of credit. NPAs include: nonaccrual loans, restructured loans, loans 90+ days past due, and other real estate owned. $5.2 Bn $3.5 Bn $3.2 Bn

Growing Asset Management Capabilities

STIFEL

Total Assets: $24.0 Billion[1]

	Ziegler Capital Management, LLC	1919 Investment Counsel	EquityCompass Strategies	Sagewood Asset Management LLC	Washington Crossing Advisors
Assets*	$10.4 Billion	$9.8 Billion	$2.2 Billion	$648 Million	$914 Million
Offices	Chicago St. Louis Milwaukee New York San Francisco	Baltimore Cincinnati New York Philadelphia	Baltimore	New York	Florham Park, NJ

[1]As of 12/31/2015

EquityCompass Strategies is a research and investment advisory unit of Choice Financial Partners, Inc. ("Choice"). Choice and Ziegler Capital Management, LLC ("ZCM") are wholly-owned subsidiaries and affiliated SEC Registered Investment Advisers of Stifel Financial Corp. ("Stifel"). Sagewood Asset Management LLC is a wholly-owned subsidiary of ZCM. 1919ic is an SEC Registered Investment Adviser and indirect subsidiary of Stifel. 1919 IC&T is an OCC-regulated national trust company that is a wholly-owned subsidiary of Stifel. Washington Crossing Advisors is a Stifel investment advisory program. Assets Under Management represents the aggregate fair value of all discretionary and non-discretionary assets, including fee-paying and non-fee-paying portfolios. Assets Under Advisement represent advisory-only assets where the firm provides a model portfolio and does not have trading authority over the assets.

Institutional Group

Based on 2015 U.S. trading volume per Bloomberg. Includes Thomas Weisel historical investment banking revenues for years 2006 through September 30, 2010. 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million. Institutional Group Net Revenues ($MM)(2)(3) Fixed Income Brokerage + Investment Banking Overview Provides securities brokerage, trading, research, underwriting and corporate advisory services Largest provider of U.S. Equity Research 2nd largest Equity trading platform in the U.S. outside of the Bulge Bracket(1) Full-service Investment Bank Comprehensive Fixed Income platform Equity Brokerage + Investment Banking(2)

Building Scale and Capabilities into a $1.0B Revenue Segment… Growth Focused Investment Banking, Research, Sales and Trading July 2010 Core of our Institutional sales, trading and research group December 2005 Fixed Income IB, Sales and Trading Private Client October 2011 FIG Investment Banking FIG Sales and Trading / Research February 2013 Restructuring advisory December 2012 Knight Fixed Income Sales and Trading – U.S. & Europe Fixed Income Research July 2013 California-based investment bank and bond underwriter April 2014 UK-based full service investment bank July 2014 Expands Public Finance in Southeast December 2014 Equities Fixed Income Investment Banking Highly complementary fixed income platforms June 2015 One of the largest, global fund placement and advisory firms January 2016 Enhances European debt capital markets capabilities February 2016

Institutional Group – Investment Banking

STIFEL

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2010

Rank	Firm ($ in billions)	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,355	$761.3
2	JPMorgan	1,326	$752.7
3	Citi	1,236	$753.4
4	Morgan Stanley	1,203	$731.2
5	Barclays	1,111	$636.8
6	Credit Suisse	1,088	$628.8
7	Deutsche Bank	1,055	$598.7
8	Wells Fargo Securities	1,005	$556.8
9	Goldman Sachs	999	$648.0
10	**Stifel / KBW**	**994**	**$318.2**
11	RBC Capital Markets	965	$459.9
12	UBS	760	$424.3
13	**Raymond James & Associates**	**711**	**$309.5**
14	**Piper Jaffray & Co**	**610**	**$242.3**
15	**Jefferies LLC**	**562**	**$134.7**
16	**Robert W Baird & Co**	**533**	**$147.7**
17	**JMP Securities LLC**	**484**	**$89.0**
18	**Oppenheimer & Co Inc**	**463**	**$114.6**
19	**Cowen & Company LLC**	**455**	**$90.2**
20	**William Blair & Co LLC**	**425**	**$111.1**

Bookrun Equity Deals Since 2010

Rank	Firm ($ in billions)	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,246	$143.6
2	JPMorgan	1,193	$154.8
3	Morgan Stanley	1,108	$159.3
4	Citi	1,094	$147.3
5	Barclays	937	$126.7
6	Goldman Sachs	916	$147.0
7	Credit Suisse	906	$116.2
8	Deutsche Bank	813	$92.1
9	Wells Fargo Securities	743	$58.0
10	UBS	552	$54.6
11	RBC Capital Markets	477	$35.1
12	**Jefferies LLC**	**465**	**$25.8**
13	**Stifel / KBW**	**341**	**$16.6**
14	**Raymond James & Associates**	**231**	**$10.6**
15	**Piper Jaffray & Co**	**221**	**$9.0**
16	**Cowen & Company LLC**	**212**	**$7.6**
17	**Leerink Partners LLC**	**158**	**$7.1**
18	**Roth Capital Partners**	**136**	**$2.4**
19	**Robert W Baird & Co**	**131**	**$5.3**
20	**BMO Capital Markets**	**120**	**$7.7**

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 2/29/16. Overlapping deals between Stifel and its acquired firms have been removed.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

27

Institutional Group – Research

STIFEL

Largest U.S. Equity Research Platform

U.S. Equity Research Coverage (1)

		Companies Under Coverage		
Rank	Firm	Overall	Mid Cap	Small Cap
1	Stifel/KBW	1,389	473	507
2	JPMorgan	1,141	404	225
3	BofA Merrill Lynch	1,087	424	195
4	Wells Fargo	1,025	377	231
5	Barclays	975	330	156
6	Goldman Sachs	969	331	120
7	**Raymond James**	**957**	**333**	**322**
8	**Jefferies**	**945**	**327**	**239**
9	Morgan Stanley	937	308	149
10	Citi	917	305	157
11	Credit Suisse	913	287	191
12	Deutsche Bank	894	289	165
13	RBC Capital Markets	871	305	163
14	UBS	810	229	130
15	**Piper Jaffray**	**719**	**227**	**263**
16	**Cowen**	**677**	**199**	**214**
17	**Robert W. Baird & Co**	**673**	**239**	**159**
18	**Suntrust Robinson Humphrey**	**617**	**254**	**161**
19	**William Blair & Co**	**586**	**202**	**194**
20	**Evercore**	**557**	**154**	**63**
21	**Keybanc**	**551**	**263**	**131**
22	**Macquarie**	**524**	**193**	**115**
23	Morningstar	493	116	24
24	**BMO Capital Markets**	**486**	**149**	**87**
25	**Oppenheimer**	**469**	**143**	**136**

(1) Source: StarMine rankings as of 2/29/16. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
(2) Small Cap includes market caps less than $1 billion.
Note: Bold font indicates middle-market firms.

Stifel Research Highlights

- Largest provider of U.S. Equity Research
- Largest provider of U.S. Small Cap Research[2]
- #1 U.S. provider of Financial Services coverage
- Only firm ranked in the Top 12 each year for the last ten years in the Wall Street Journal's "Best on the Street" Survey

Coverage Balanced Across All Market Caps (1)


Large Cap
29%
Small Cap
37%
Mid Cap
35%

28

Institutional Equity Sales Equity Trading Institutional Group – Equity Sales and Trading Extensive Distribution Network Powerful Platform Spanning North America and Europe Relationships with over 3,500 institutional accounts globally Active daily market maker in over 3,700 stocks Traded over 11.1 billion shares in 2015 Complete coverage of North America and Europe for North American listed equities Major liquidity provider to largest equity money management complexes Multi-execution venues: high-touch, algorithms, program trading, and direct market access Dedicated convertible sales, trading, and research desk 28 sales traders located in Baltimore, New York, Boston, Dallas, San Francisco, and London 12 position traders covering each major industry 10 specialized traders focused on: Option Trading Profitable model with advantages of scale 84 person sales force, commission-based Experts in small and mid cap growth and value Team-based sales model with 2 - 4 coverage sales people per account Team leaders have an average of 15 years experience Offices in all major institutional markets in North America & Europe Accounts range from large mutual funds to small industry-focused investors Managed approximately 600 non-deal roadshow days in 2015 Extensive experience with traditional and overnight corporate finance transactions

Overview Institutional Group – Fixed Income Capital Markets Client Distribution (1)(2) Platform & Products Client Distribution is as of 2/18/2016 Other category includes: Credit Union, Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit. Comprehensive platform 88 traders with annual client trade volume approaching $500 billion 60-person Fixed Income Research and Strategy Group Widespread distribution More than 240 Institutional sales professionals covering over 10,450 accounts 47 institutional fixed income offices nationwide European offices in London and Zurich Customer-driven Focus on long-only money managers and income funds, depositories, and hedge funds Consistency of execution Identification of relative value through asset class/security selection US Government and Agency Securities Mortgage-Backed Securities (MBS) Whole Loans Government-Guaranteed Loans Asset-Backed Securities (ABS) Commercial Mortgage-Backed Securities (CMBS) Certificates of Deposit High Yield and Distressed Credit Loan Trading Group Aircraft Finance & Credit Solutions Hybrid Securities Emerging Markets Structured Products Investment Grade Credit Municipal Sales and Trading and Public Finance UK Sales and Trading (former Knight Capital team) Strong Fixed Income Brokerage Capabilities

Overview Institutional Group – Public Finance Stifel has ranked in the top ten nationally for senior managed negotiated underwritings for the past five years, and Stifel has ranked #1nationally for senior managed K-12 negotiated underwritings for 2015. Stifel’s Public Finance Group ranked #1 in municipal negotiated issues in 2015 Total of 26 Public Finance offices Nearly 150 Public Finance professionals Public Finance Underwritings Specialty sectors: Education Local Government/Municipal Healthcare Public-Private Partnerships/Development Housing Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions.

Financial Information

Stifel Financial Results Three months ended December 31, 2015 (1) (2) (2) Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in management’s view are not representative of on-going business. Results for the three months ended December 31, 2014 and September 30, 2015 are non-GAAP.

Stifel Financial Results Year ended December 31, 2015 (1) (2) Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in management’s view are not representative of on-going business. Results for the year ended December 31, 2014 are Core (non-GAAP).

Source of Revenues

Brokerage and Investment Banking Revenues

Non-GAAP Non-Interest Expenses(1) Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses).

Global Wealth Management * Percentage not meaningful.

Stifel Bank & Trust An Operating Unit of GWM Note: Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages. Investment securities includes available-for-sale and held-to-maturity securities. Includes loans held for sale. Excluding acquired loans (purchased at fair value) of $606.8 million, $207.5 million, and $47.7 million, the allowance as a percentage of loans totaled 1.19%, 1.14%, and 1.11% as of December 31, 2015 and 2014, and September 30, 2015, respectively. As of 12/31/15 As of 12/31/14 As of 9/30/15 Actual ($) Yield (%) Actual ($) Yield (%) % Change Actual ($) Yield (%) % Change Assets Cash ,178,075 0.25 ,119,501 0.31 0.49015489410130458 22,173 0.26 7.0311640283227348 Investment securities (1) 3,479,336 2.75 2,684,947 2.61 0.29586766517178925 1,749,590 2.2999999999999998 0.98865791413988424 Bank loans (2) 3,449,662 3.03 2,298,929 5.18 0.50055177867607048 2,706,074 2.99 0.27478479893750135 Total interest earning assets 7,107,073 2.65 5,103,377 2.92 0.39262159154614679 4,477,837 2.68 0.58716652705312855 Liabilities Deposits 6,638,359 0.16 4,790,084 0.08 0.38585440255327463 4,116,814 0.16 0.61249913161002656 Other liabilities (non-interest bearing) ,195,031 41,867 3.6583466692144171 ,145,382 0.34150720171685628 Total liabilites 6,833,390 4,831,951 0.41420929144355978 4,262,196 0.60325569260540812 Net interest margin 2.5 2.75 2.5299999999999998 Allowance for loan losses $29,675 $20,731 0.43143119000530605 $27,707 7.1028981846% Allowance as a percentage of loans (3) 0.9% 0.94% 1.08 % Non-performing assets as a percentage of total assets 0.03% 0.13% 0.03%

Institutional Group

Non-GAAP Other Segment Year-Over-Year Change

Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts and Senior Notes divided by stockholders’equity. Capital Structure

Share Repurchases 9.1 Million Shares Remain Under The Current Authorization